Exhibit 10.14

EXECUTION VERSION

FIRST AMENDMENT TO

COLLABORATION AND LICENSE AGREEMENT

THIS FIRST AMENDMENT TO COLLABORATION AND LICENSE AGREEMENT (“Amendment”) is made and entered into effective as of September 28, 2018 (the “Amendment Date”), by and between EQUILLIUM, INC., a corporation organized under the laws of the State of Delaware, USA, with its principal office at 2223 Avenida de la Playa, Suite 108, La Jolla, California 92037, USA (“Equillium”), and BIOCON LIMITED, a company incorporated and existing under the laws of India and having its registered office at 20th KM, Hosur Road, Electronics City P.O. Bangalore 560 100, India (“Biocon”).

RECITALS

WHEREAS, Equillium and Biocon SA entered into that certain Collaboration and License Agreement dated May 22, 2017 (the “Agreement”);

WHEREAS, Biocon SA assigned the Agreement to its Affiliate Biocon Limited effective March 31, 2018, vide Notice of Assignment dated April 16, 2018;

WHEREAS, Equillium desires to expand the Limited Field, and, in recognition of Equillium’s progress to date in developing Product and in securing funding for such development, Biocon is willing to expand the Limited Field, to include asthma; and

WHEREAS, the parties now wish to amend the Agreement as expressly set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Equillium and Biocon hereby agree as follows:

1.        Defined Terms. Capitalized terms used but not otherwise defined in this Amendment shall have the meanings provided in the Agreement.

2.        Limited Field. Section 1.69 of the Agreement is hereby amended and restated to read in its entirety as follows:

“1.69    “Limited Field” shall mean the diagnosis, treatment, prevention and palliation of: (a) Orphan Indications; and (b) all asthmatic conditions, including, without limitation, the symptoms thereof (which shall collectively be treated as a single Indication for purposes of this Agreement).”

3.        Exhibit B. The phrase “derived from CHO” is hereby deleted from Exhibit B to the Agreement in both locations where such phrase appears.

4.        Effectiveness of Agreement. Except as expressly amended by this Amendment, the Agreement shall remain in full force and effect in accordance with its terms.

5.        Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original document, and all of which, together with this writing, shall be deemed one instrument. This Amendment may be executed by facsimile or PDF signatures, which signatures shall have the same force and effect as original signatures.

[Signature page follows.]

1.

IN WITNESS WHEREOF, the parties have duly executed this First Amendment to Collaboration and License Agreement as of the Amendment Date.

EQUILLIUM, INC.		BIOCON LIMITED

By:	/s/ Daniel M. Bradbury	1. By:	/s/ Arun Chandavarkar

Name:	Daniel M. Bradbury	Name:	Arun Chandavarkar

Title:	Chief Executive Officer	Title:	CEO & Jt. Managing Director

		2. By:	/s/ Siddharth Mittal

		Name:	Siddharth Mittal

		Title:	President, Finance

2.